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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 24, 1999

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-06039             38-3082892
-------------------------------      -----------        -------------------
(State or other jurisdiction of      Commission          (I.R.S. Employer
incorporation or organization)       File Number        Identification No.)



Corporate Trust Center
1209 Orange Street, Wilmington, DE                             19801
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          302-658-7581
                                                            ------------


Items 1-6.                    Not Applicable.

Item 7.        Financial Statements and Exhibits.

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          4.1 Indenture between Capital Auto Receivables Asset Trust 1999-2 (the "Trust") and the First National Bank of Chicago, as Indenture Trustee, dated as of September 9, 1999

          4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of September 9, 1999

         99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 1999-2 as the Issuer, dated as of September 9, 1999

         99.2 Supplemental Statement of Eligibility on Form T-1 of the First National Bank of Chicago as Indenture Trustee under the Indenture
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         99.3 Pooling and Servicing Agreement between Capital Auto Receivables,
              Inc. and General Motors Acceptance Corporation, dated as of September 9, 1999



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPITAL AUTO RECEIVABLES, INC.
                                   ------------------------------
                                             (Registrant)

                                   /s/  William F. Muir
                                   ----------------------------------------
Dated:    September 24, 1999       William F. Muir, Chairman of the Board
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                                   /s/  John D. Finnegan
                                   ----------------------------------------
Dated:    September 24, 1999       John D. Finnegan, President and Director
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description
-----------                       -----------


    4.1 Indenture between Capital Auto Receivables Asset Trust 1999-2 (the "Trust") and the First National Bank of Chicago, as Indenture Trustee, dated as of September 9, 1999

    4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of September 9, 1999

   99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 1999-2 as the Issuer, dated as of September 9, 1999

   99.2 Supplemental Statement of Eligibility on Form T-1 of the First National Bank of Chicago as Indenture Trustee under the Indenture

   99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of September 9, 1999